DIVIDENDS	9 Months Ended
Sep. 30, 2016
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
DIVIDENDS
11.	DIVIDENDS

On March 16, 2016, the Company paid a special dividend of $0.2146 per share and recorded $108,639 and $238,586 as a distribution against share premium and retained earnings, respectively. On May 31, 2016 and August 31, 2016, the Company paid quarterly dividends of $0.0073 and $0.0063 per share, respectively. During the nine months ended September 30, 2016, the Company recorded $19,903 as a distribution against retained earnings.

The total amount of special and quarterly dividends of $367,128 were paid during the nine months ended September 30, 2016.

On November 3, 2016, a quarterly dividend of $0.0126 per share was declared by the Board of Directors of the Company and was paid on November 30, 2016 to the shareholders of records as of November 15, 2016.